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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported) July 15, 2005
                                                        -----------------

                         TIME LENDING, CALIFORNIA, INC.
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             (exact name of registrant as specified in its charter)

                                     Nevada
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                 (State or other jurisdiction of incorporation)

      333-59114                                            33-0730042
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Commission File Number                        IRS Employer Identification Number

 1040 E. Katella Avenue, Suite B1, Orange, California               92867
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (714) 288-5901
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        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

        |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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ITEM 8.01        OTHER EVENTS.

         On July 15, 2005, Time Lending, California, Inc., a Nevada corporation (the "Company") entered into a letter of intent with Nationwide Security Mortgage Corporation ("NSM") to acquire 51% of NMS in a share exchange transaction, subject to the Company's shareholders' approval of the acquisition and the execution of the final agreement between the parties. The contemplated purchase price is 2 million shares of common stock of the Company, subject to the conditions set forth by the parties. The primary condition of the acquisition is raising of $1 million in funds to ensure the growth of the Company's marketing division and operations of TLC, as the Company's subsidiary.







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act or 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 20, 2005                    TIME LENDING, CALIFORNIA, INC.

                                           By: /s/ Michael P. Pope
                                               --------------------------
                                               Michael P. Pope
                                               President



ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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Exhibit 10.1 Letter of Intent